                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 8, 2001


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2001, providing for the issuance of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC4)

                     Structured Asset Securities Corporation
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      333-35026                74-2440850
----------------------------          -----------           ------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      Of Incorporation)               File Number)          Identification No.)



           200 Vesey Street
          New York, New York                                       10285
          ------------------                                       -----
    (Address of Principal Executive                             (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (212) 526-5594

                                    No Change
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events

         The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2001-BC4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $740,121,000 in aggregate principal amount of Class A2, Class A-IO, Class M1, Class M2 and Class B Certificates of its Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC4 on August 31, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 26, 2001, as supplemented by the Prospectus Supplement dated May 31, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 2001, among Structured Asset Securities Corporation, as depositor, Lehman Brothers Holdings Inc., as seller, Wells Fargo Bank Minnesota, National Association, as trustee, The Murrayhill Company, as loss mitigation advisor and Federal Home Loan Mortgage Corporation, as guarantor. The "Certificates" consist of the following classes: Class A1, Class A2, Class A-IO, Class M1, Class M2, Class P, Class X and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain conventional, first lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $468,586,286 as of May 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

         In connection with the issuance of the Certificates, the Registrant is filing herewith an opinion of McKee Nelson LLP relating to legality and certain tax matters and the consent to the use of such firm's name under the captions "Legal Matters" and "Material Federal Income Tax Considerations" in the Prospectus. The opinion and consent are annexed hereto as Exhibit 5.1, Exhibit
8.1 and Exhibit 23.1.


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         Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

             1.1 Terms Agreement, dated May 31, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

             4.1 Trust Agreement, dated as of May 1, 2001, between Structured Asset Securities Corporation, as Depositor, Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank Minnesota, National Association as Trustee, The Murrayhill Company, as Loss Mitigation Advisor and Federal Home Loan Mortgage Corporation, as Guarantor.

             5.1 Opinion of McKee Nelson LLP as to legality (including consent of such firm).

             8.1 Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

             23.1 Consent of McKee Nelson LLP (included in Exhibit 5.1).

             99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May
                  1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

             99.2 Reconstituted Servicing Agreement dated as of May 1, 2001, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as Servicer.

             99.3 Mortgage Guaranty Master Policy Number 05-020-4-1171 and
                  Endorsements (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC4 issued by Mortgage Guaranty Insurance Corporation.

             99.4 Mortgage Guaranty Commitment/Certificates supplementing the
                  Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.

             99.5 Notice of Assignment of Assignment of Certain
                  Commitment/Certificates issued under Mortgage Guaranty Master Policy.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                              CORPORATION



                                        By: /s/Ellen Kiernan
                                            --------------------------
                                               Name:  Ellen Kiernan
                                               Title:  Vice President



Dated:  June 8, 2001



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                                  EXHIBIT INDEX


Exhibit No.                  Description                                          Page No.
----------                   -----------                                          --------
1.1      Terms Agreement, dated May 31, 2001, between Structured Asset
         Securities Corporation, as Depositor, and Lehman Brothers Inc., as the
         Underwriter.

4.2      Trust Agreement, dated as of May 1, 2001, between Structured Asset
         Securities Corporation, as Depositor, Lehman Brothers Holdings Inc., as
         Seller, Wells Fargo Bank Minnesota, National Association as Trustee,
         The Murrayhill Company, as Loss Mitigation Advisor and Federal Home
         Loan Mortgage Corporation, as Guarantor.

5.1 Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1 Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1     Consent of McKee Nelson LLP (included in Exhibit 5.1).

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
         Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2 Reconstituted Servicing Agreement dated as of May 1, 2001, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as Servicer.

99.3     Mortgage Guaranty Master Policy Number 05-020-4-1171 and Endorsements
         (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC4 issued by Mortgage Guaranty Insurance Corporation.

99.4     Mortgage Guaranty Commitment/Certificates supplementing the Master
         Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.

99.5 Notice of Assignment of Assignment of Certain Commitment/Certificates issued under Mortgage Guaranty Master Policy.


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